UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 14, 2006
                Date of Report (Date of earliest event reported)

                                NYSE GROUP, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                       333-126780                    20-2786071
(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

        c/o New York Stock Exchange, Inc.
                 11 Wall Street
               New York, New York                                10005
         (Address of principal executive                       (Zip Code)
                    offices)

       Registrant's telephone number, including area code: (212) 656-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE  OF DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The information contained in Item 8.01 below is incorporated herein by reference as if restated in full.


ITEM 8.01   OTHER EVENTS

On February 14, 2006, the New York Stock Exchange, Inc. ("NYSE"), an affiliate of the registrant, issued a press release announcing that Amy S. Butte will resign effective May 31, 2006. Ms. Butte served as the Chief Financial Officer and Executive Vice President of the NYSE. The NYSE's press release relating to the foregoing is attached hereto as Exhibit 99.1, which is incorporated herein by reference as if restated in full.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number            Description

99.1                      Press release entitled "NYSE CFO Amy S. Butte to
                          Depart NYSE End of May".



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NYSE GROUP, INC.

Dated: February 14, 2006                     By:    /s/ Richard P. Bernard
                                             Name:  Richard P. Bernard
                                             Title: Executive Vice President and
                                                    Co-General Counsel





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                                  EXHIBIT INDEX


Exhibit Number            Description

99.1                      Press release entitled "NYSE CFO Amy S. Butte to
                          Depart NYSE End of May".